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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 14, 1997
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                                   CD RADIO INC.
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               (Exact Name of Registrant as Specified in Charter)


                                     Delaware
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                 (State or Other Jurisdiction of Incorporation)



        0-24710                                       52-1700207
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(Commission File Number)                   (IRS Employer Identification No.)


Sixth Floor, 1001 22nd Street, N.W.
Washington, D.C.                                                     20037
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code  (202) 296-6192
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         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         Reference is made to the discussion in Item 1 of Part I of the Report on Form 10-K of CD Radio Inc. (the "Company") for the year ended December 31, 1995 (the "10-K Report") under the headings "Business-The Satellites" and "Business-Risk Factors-Dependence upon Satellites and Contractors; Risk of Launch Failure."

         The Company is a party to an agreement with Space Systems/Loral, Inc. (the "Loral Contract") pursuant to which Space Systems/Loral has agreed to construct two satellites and, at the Company's option, a third satellite in accordance with stipulated specifications.

         The Company has extended the Loral Contract on a monthly basis through March 31, 1997 while it negotiates with Space Systems/Loral to amend the contract's technical specifications, pricing and delivery terms. The Company may negotiate with Space Systems/Loral to extend the Loral Contract further or it may permit the contract to expire. The Company believes it will be able to negotiate a favorable contract with Space Systems/Loral for the construction of the satellites, although there can be no assurance that the Company will be able to do so.

         This report contains forward-looking statements concerning the extension and renegotiation of the Company's satellite construction contract. However, there can be no assurance that the Company will receive a license from the Federal Communications Commission allowing it to construct and launch its satellites or that further modifications to the technical specifications, pricing or delivery terms will not be required if the Loral Contract is extended. Reference is made to the information set forth under the headings "Business-The Satellites" and "Business-Risk Factors" in Item 1 of Part I of the 10-K Report for discussion of other factors which could cause actual events to differ from those anticipated by the Company. Accordingly, no assurance can be given that the Company will be able to obtain favorable contract terms for the construction of its satellites.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CD RADIO INC.



         03/11/97                          By /s/ David Margolese
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         Date                                David Margolese
                                             Chairman of the Board and
                                             Chief Executive Officer





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